SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2004

INVITROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	OTHER EVENTS

On February 12, 2004, Invitrogen Corporation (the “Company”) issued two press releases regarding its offering of $450 million aggregate principal amount of 1.5% Convertible Senior Notes due 2024 plus a 13 day over-allotment option to purchase up to an additional $67.5 million of 1.5% Convertible Senior Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Attached as Exhibits 99.1 and 99.2 are press releases of the Company regarding the offering of the Convertible Senior Notes. Exhibits 99.1 and 99.2 are incorporated by reference under this Item 5.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	Description
99.1	Invitrogen Corporation press release dated February 12, 2004 regarding the offering of convertible senior notes.
99.2	Invitrogen Corporation press release dated February 12, 2004 regarding the offering of convertible senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation

Date: February 13, 2004	By:	/s/ C. Eric Winzer

C. Eric Winzer Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Invitrogen Corporation press release dated February 12, 2004 regarding the offering of convertible senior notes.
99.2	Invitrogen Corporation press release dated February 12, 2004 regarding the offering of convertible senior notes.